Exhibit 10

  International Employee Stock Purchase Plan as Amended Through April 25, 1997


                        MICROCHIP TECHNOLOGY INCORPORATED
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                        AS AMENDED THROUGH APRIL 25, 1997
                        ---------------------------------


       I.         PURPOSE
                  -------

                  This International Employee Stock Purchase Plan is hereby established by Microchip Technology Incorporated, a Delaware corporation ("Microchip"), in order to provide eligible employees of foreign Microchip subsidiaries with the opportunity to acquire a proprietary interest in Microchip through the purchase of shares of Microchip common stock at periodic intervals with their accumulated payroll deductions.

      II.         DEFINITIONS
                  -----------

                  For purposes of administration of the Plan, the following terms shall have the meanings indicated:

                  Common Stock means shares of Microchip common stock, par value $0.001 per share.

                  Earnings means regular base salary plus such additional items of compensation as the Plan Administrator may deem appropriate.

                  Effective Date means June 1, 1994 for the Foreign Subsidiaries listed in attached Schedule A. For any other Foreign Subsidiary, the Effective Date shall be determined by the Microchip Board of Directors prior to the time such Foreign Subsidiary is to become a participating company in the Plan.

                  Eligible Employee means any non-U.S. citizen who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services outside the U.S. as an employee of a Foreign Subsidiary subject to the control and direction of that Foreign Subsidiary as to both the work to be performed and the manner and method of performance.

                  Foreign Subsidiary means any non-U.S. Microchip subsidiary which elects, with the approval of the Microchip Board of Directors, to extend the benefits of this Plan to its Eligible Employees. As of the Effective Date, the Foreign Subsidiaries participating in the Plan are listed on attached Schedule A.

                  Participant   means  any   Eligible   Employee  of  a  Foreign
Subsidiary who is actively participating in the Plan.


                  Service means the period during which an individual performs services as an

Eligible Employee and shall be measured from his or her hire date, whether that date is before or after the Effective Date of the Plan.

     III.         ADMINISTRATION
                  --------------

                  Each Foreign Subsidiary shall have responsibility for the administration of the Plan with respect to its Eligible Employees. Accordingly, the Plan shall, as to each Foreign Subsidiary, be separately administered by a committee (the "Plan Administrator") comprised of two or more members of the senior management of that Foreign Subsidiary appointed from time to time by the Microchip Board of Directors. The Plan Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Plan Administrator shall be subject to ratification by the Microchip Board of Directors and, when so ratified, shall be final and binding on all parties who have an interest in the Plan.

      IV.         PURCHASE PERIODS
                  ----------------

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Article VIII.

                  B. The Plan shall be implemented in a series of successive purchase periods, each to be of a duration of six (6) months. The initial purchase period will begin on June 1, 1994 and end on the last U.S. business day in November 1994. Subsequent purchase periods shall, for so long as the Plan remains in existence, run from the first U.S. business day of December to the last U.S. business day of May and from the first U.S. business day of June to the last U.S. business day of November.

                  C. No purchase period shall commence under the Plan, nor shall any shares of Common Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Microchip Board of Directors and (ii) Microchip shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Common Stock are listed and all other applicable statutory and regulatory requirements.

                  D. The Participant shall be granted a separate purchase right for each purchase period in which he/she participates. The purchase right shall be granted on the start date of the purchase period and shall be automatically exercised on the last U.S. business day of that purchase period.

                  E. The acquisition of Common Stock through plan participation for any purchase period shall neither limit nor require the acquisition of Common Stock by the Participant in any subsequent purchase period.

       V.         ELIGIBILITY AND PARTICIPATION
                  -----------------------------

                  A.  Each   Eligible   Employee  of  each  Foreign   Subsidiary
participating in the Plan may join the Plan in accordance with the following provisions:

                  - An individual who is an Eligible Employee with at least thirty (30) days of Service prior to the start date of the purchase period may enter that purchase period on such start date, provided he/she enrolls in the purchase period on or before such date in accordance with Section V.B below. Should any such Eligible Employee not enter the purchase period on the start date, then he/she may not subsequently join that particular purchase period on any later date.

                  - An individual who is an Eligible Employee with less than thirty (30) days of Service on the start date of the purchase period may not participate in that purchase period but will be eligible to join the Plan on the start date of the first purchase period thereafter on which he/she is an Eligible Employee with at least thirty (30) days of Service.

                  B.  To  participate  for a  particular  purchase  period,  the
Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before the start date of that purchase period.

                  C. The payroll deduction authorized by the Participant shall be collected under the Plan in the currency in which paid by the Foreign Subsidiary and may be any multiple of one percent (1%) of the Earnings paid to the Participant during each purchase period, up to a maximum of ten percent (10%). Any changes or fluctuations in the exchange rate at which the currency collected from the Participant through such payroll deductions is converted into U.S. Dollars on each purchase date under the Plan shall be borne solely by the Participant. The deduction rate so authorized shall continue in effect for the entire purchase period and for each successive purchase period, except to the extent such rate is changed in accordance with the following guidelines:

                  - The Participant may, at any time during the purchase period, reduce his/her rate of payroll deduction. Such reduction shall become effective as soon as possible after filing of the requisite reduction form with the Plan Administrator (or its designate), but the Participant may not effect more than one such reduction during the same purchase period.

                  - The Participant may, prior to the start date of any subsequent purchase period, increase or decrease the rate of his/her payroll deduction by filing the appropriate form with the Plan
         Administrator (or its designate). The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the new six (6)-month purchase period.

                  Payroll   deductions   will   automatically   cease  upon  the
termination of the

Participant's  purchase right in accordance  with the  applicable  provisions of
Section VII below.

      VI.         STOCK SUBJECT TO PLAN
                  ---------------------

                  A. The Common Stock purchasable under the Plan shall, solely in the discretion of the Microchip Board, be made available from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by Microchip, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 66,250(1) shares.

                  B. In the event any change is made to the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without Microchip's receipt of consideration, appropriate adjustments shall be made by the Microchip Board of Directors to (i) the class and maximum number of securities issuable over the term of the Plan, (ii) the class and maximum number of securities purchasable per Participant during any one purchase period and
(iii) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

     VII.         PURCHASE RIGHTS
                  ---------------

                  An Eligible Employee who participates in the Plan for a particular purchase period shall have the right to purchase shares of Common Stock upon the terms and conditions set forth below and shall execute a purchase agreement incorporating such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Purchase Price. Common Stock shall be issuable at the end of each purchase period at a purchase price equal to one hundred percent (100%) of the lower of (i) the fair market value per share on the start date of that purchase period or (ii) the fair market value per share on the last U.S. business day of that purchase period.

                  Valuation. The fair market value per share of Common Stock on any relevant date under the Plan shall be the closing selling price per share of Common Stock on that date, as officially quoted on the Nasdaq National Market. If there is no quoted selling price for such date, then the closing selling price per share of Common Stock on the next preceding day for which there does exist such a quotation shall be determinative of fair market value.

                  Number of Purchasable Shares. The number of shares purchasable per Participant during each purchase period shall be determined as follows: first, the payroll deductions in the

---------------------------
1 Adjusted to reflect: (i) the three-for-two stock split of the outstanding Common Stock effected in November, 1994; (ii) the three-for-two stock split of the outstanding Common Stock effected in January, 1997, and (iii) the 10,000 share increase authorized by the Board of Directors on April 25, 1997.

currency in which collected from the Participant during that purchase period shall be converted into U.S. Dollars on the last U.S. business day of the purchase period at the exchange rate in effect on that day; then, the U.S. Dollar amount calculated for the Participant on the basis of such exchange rate shall be divided by the purchase price in effect for such period to determine the number of whole shares of Common Stock purchasable on the Participant's behalf for that purchase period. However, no Participant may, during any one purchase period, purchase more than five hundred sixty three (563) shares of Common Stock.

                  Payment. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions in the currency in which paid by the Foreign Subsidiary. Such deductions shall begin with the first full payroll period beginning with or immediately following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of such purchase period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Foreign Subsidiary or Microchip and may be used for general corporate purposes. However, all purchases of Common Stock under the Plan shall be made in U.S. Dollars on the basis of the exchange rate in effect on the last day of each purchase period.

                  Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                  - A Participant may, at any time prior to the last seven (7) business days of the Foreign Subsidiary falling within the purchase period, terminate his/her outstanding purchase right by filing the prescribed notification form with the Plan Administrator. No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the purchase period in which such termination occurs shall, at the Participant's election, be immediately refunded in the currency in which paid by the Foreign Subsidiary or held for the purchase of shares at the end of such purchase period. If no such election is made at the time the termination notice is filed, then the Participant's payroll deductions shall be refunded as soon as possible after the termination date of his/her purchase right.

                  - The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) on or before the date he/she is first eligible to join the new purchase period.

                  - If the Participant ceases to remain an Eligible Employee while his/her purchase right is outstanding, then such purchase right shall immediately terminate, and the payroll deductions collected from such Participant for the purchase period shall be promptly refunded in the currency in which paid by the Foreign Subsidiary to the Participant. However, should the Participant's cessation of Eligible Employee status occur by reason of death or permanent disability, then such individual (or the personal representative of a deceased Participant) shall have the following election, exercisable up until the last day of the purchase period:

                  - to withdraw all of the Participant's payroll deductions for such purchase period, in the currency in which paid by the Foreign Subsidiary, or

                  - to have such funds held for the purchase of shares at the end of the purchase period.

                  If no such election is made, then such funds shall be refunded as soon as possible after the end of the purchase period. In no event, however, may any payroll deductions be made on the Participant's behalf following his/her cessation of Eligible Employee status.

                  Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions above) on the last U.S. business day of each purchase period. The purchase shall be effected as follows: first, each Participant's payroll deductions for that purchase period (together with any carryover deductions from the preceding purchase period) shall be converted from the currency in which paid by the Foreign Subsidiary into U.S. Dollars at the exchange rate in effect on the purchase date, and then the amount of U.S. Dollars calculated for each Participant on the basis of such exchange rate shall be applied to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares set forth above) at the purchase price in effect for such purchase period. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock in the next purchase period. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant during the purchase period shall be promptly refunded to the Participant in the currency in which paid by the Foreign Subsidiary.

                  Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant in the currency in which paid by the Foreign Subsidiary.

                  Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

                  A Participant shall be entitled to receive, as soon as practicable after the end of each purchase period, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse or may be issued in "street name" for immediate deposit in a designated brokerage account.

                  Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

                  Change in Ownership. Should any of the following transactions (a "Corporate Transaction") occur during the purchase period:

                           (i) a merger or other reorganization in which Microchip will not be the surviving corporation (other than a reorganization effected primarily to change the State in which Microchip is incorporated), or

                           (ii)  a  sale   of  all  or   substantially   all  of
         Microchip's assets in liquidation or dissolution of Microchip, or

                           (iii) a reverse merger in which Microchip is the surviving corporation but in which more than 50% of Microchip's outstanding voting stock is transferred to person or persons different from those who held the stock immediately prior to such merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the effective date of such Corporate Transaction by applying the payroll deductions of each Participant for the purchase period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at one hundred percent (100%) of the lower of
(i) the fair market value of the Common Stock on the start date of the purchase period in which such Corporate Transaction occurs or (ii) the fair market value of the Common Stock immediately prior to the effective date of such Corporate Transaction. Payroll deductions shall be converted from the currency in which paid by the Foreign Subsidiary into U.S. Dollars on the basis of the exchange rate in effect on the purchase date, and the applicable share limitation of
Article VII shall continue to apply to each such purchase. Should Microchip sell or otherwise dispose of its ownership interest in any Foreign Subsidiary participating in the Plan, whether through merger or sale of all or substantially all of the assets or outstanding capital stock of that Foreign Subsidiary, then a similar exercise of outstanding purchase rights shall be effected immediately prior to the effective date of such disposition, but only to the extent those purchase rights are attributable to the employees of such Foreign Subsidiary.

                  Microchip  shall use its best  efforts to provide at least ten
(10)-days advance written notice of the occurrence of any such Corporate Transaction, and the Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

    VIII.         AMENDMENT AND TERMINATION
                  -------------------------

                  A. The Microchip Board of Directors may alter, amend, suspend or discontinue the Plan with respect to one or more Foreign Subsidiaries following the end of any purchase period. The Microchip Board may also terminate the Plan in its entirety immediately following the end of any purchase period. In such event, no further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

      IX.         GENERAL PROVISIONS
                  ------------------

                  A. The Plan shall become effective on the designated Effective Date for each Foreign Subsidiary, provided Microchip shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Common Stock are listed and all other applicable requirements established by law or regulation.

                  B. The Plan shall terminate upon the earlier of (i) the last U.S. business day in November 2004 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

                  C. All costs and expenses incurred in the administration of the Plan shall be paid by the Foreign Subsidiary.

                  D. Neither the action of Microchip or the Foreign Subsidiary in establishing the Plan, nor any action taken under the Plan by the Microchip Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Foreign Subsidiary for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

                                   SCHEDULE A

                            LIST OF FOREIGN COUNTRIES
                            PARTICIPATING IN THE PLAN
                             AS OF OCTOBER 16, 1996
                             ----------------------



         TAIWAN
         KOREA
         HONG KONG
         JAPAN
         ENGLAND
         SINGAPORE
         GERMANY
         ITALY
         CANADA
                                       9